UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2012

PURAMED BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	00-52771 (Commission File Number)	20-5510104 (IRS Employer Identification No.)

1326 Schofield Avenue
Schofield, WI 54476
       (Address of principal executive offices)

(715) 359-6373
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02:   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

(b) Effective Friday, May 17, 2013, Ms. Sue Baacke has resigned from her position as Chief Financial Officer (CFO) of PuraMed BioScience, Inc (the “Company”).  Ms. Baacke has been the Company’s CFO since January 10, 2012.

 (c) Effective Monday, May 20, 2013 Mr. Russell Mitchell the Companies current Chief Executive Officer (CEO) and Chairman has been appointed to take over the CFO position on an interim basis until a replacement is hired. Mr. Mitchell has served as CEO and Chairman with the Company since May 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURAMED BIOSCIENCE, INC.

May 23, 2013	By:	/s/ Russell W. Mitchell
Name: Russell W. Mitchell
Title: Chief Executive Officer/Chief Financial Officer

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